UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 25, 2012 (July 25, 2012)

EverBank Financial Corp

(Exact name of registrant as specified in its charter)

Delaware	001-35533	52-2024090
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

501 Riverside Ave., Jacksonville, FL		32202
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code	(904) 281-6000

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On July 25, 2012, EverBank Financial Corp (the “Company”) issued a press release announcing its financial results for the fiscal quarter ended June 30, 2012, which press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information contained in this Item 2.02, as well as the exhibit referenced herein, is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”).

Item 7.01. Regulation FD Disclosure.

On July 25, 2012, the Company distributed and made available to investors, and posted on its website, the financial tables reflecting its performance for the three months ended June 30, 2012 and the presentation detailing its performance for the three months ended June 30, 2012, attached hereto as Exhibit 99.2 and Exhibit 99.3, respectively.

The information contained in this Item 7.01, as well as the exhibit referenced herein, is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, nor shall it be deemed incorporated by reference in any filing under the Securities Act.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description.

99.1	Press release, dated July 25, 2012, by the Company announcing its financial results for the quarter ended June 30, 2012.

99.2	Financial tables distributed and made available to investors, and posted on the Company’s website, on July 25, 2012.

99.3	Presentation distributed and made available to investors, and posted on the Company’s website, on July 25, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

EverBank Financial Corp
(Registrant)

By:	/s/ Thomas A. Hajda
	Name:	Thomas A. Hajda
	Title:	Executive Vice President, General Counsel and
Secretary

Dated: July 25, 2012

EXHIBIT LIST

Exhibit No.	Description

99.1	Press release, dated July 25, 2012, by the Company announcing its financial results for the quarter ended June 30, 2012.

99.2	Financial tables distributed and made available to investors, and posted on the Company’s website, on July 25, 2012.

99.3	Presentation distributed and made available to investors, and posted on the Company’s website, on July 25, 2012.